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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 27, 2000


                          PACIFIC GULF PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           MARYLAND                      1-12546                  33-0577520
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


   4220 VON KARMAN AVE, SECOND FLOOR                              92660-2002
       NEWPORT BEACH, CALIFORNIA                                  (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 223-5000


                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER.

     Filed herewith as Exhibit 99.1 is a press release issued on November 27, 2000 by Pacific Gulf Properties Inc. (the "Company") announcing the initial closing of the Company's sale of its industrial properties portfolio to CalWest Industrial Properties, LLC.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                   Description
         -----------                   -----------

            99.1              Press Release of Pacific Gulf Properties Inc.
                              issued on November 27, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PACIFIC GULF PROPERTIES INC.


Date: November 27, 2000                          By: /s/ DONALD G. HERRMAN
                                                 ---------------------------
                                                 Donald G. Herrman
                                                 Executive Vice President
                                                 and Chief Financial Officer
                                                 and Secretary


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                                  EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

   99.1           Press Release of Pacific Gulf Properties Inc. issued on
                  November 27, 2000.